First Quarter 2018 Financial Summary May 2, 2018

This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential mortgage credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations and policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1 Safe Harbor Notice

Q1 2018 Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		3/31/2018	12/31/2017
Income Statement	GAAP net income per average common share (1)	$1.12	$0.62
	Core earnings (excluding PAA) per average common share *(1)(2)	$0.30	$0.31
	Core earnings per average common share *(1)(2)	$0.41	$0.30
	PAA cost (benefit) per average common share	($0.11)	$0.01
	Annualized GAAP return (loss) on average equity	36.86%	20.58%
	Annualized core return on average equity (excluding PAA) *	10.70%	10.67%
Balance Sheet	Book value per common share	$10.53	$11.34
	Leverage at period-end (3)	6.1x	5.7x
	Economic leverage at period-end (4)	6.5x	6.6x
	Capital ratio at period-end (5)	13.1%	12.9%
Portfolio	Agency mortgage-backed securities	$88,579,097	$90,551,763
	Mortgage servicing rights	596,378	580,860
	Residential credit portfolio (6)	3,230,970	3,187,380
	Commercial real estate investments (7)	4,521,681	4,604,388
	Corporate debt	1,152,745	1,011,275
	Total residential and commercial investments	$98,080,871	$99,935,666
Key Statistics	Net interest margin (8)	1.94%	1.47%
	Net interest margin (excluding PAA) *(8)	1.52%	1.51%
	Average yield on interest earning assets (9)	3.45%	2.97%
	Average yield on interest earning assets (excluding PAA) *(9)	2.99%	3.02%
	Net interest spread	1.55%	1.14%
	Net interest spread (excluding PAA) *	1.09%	1.19%
Efficiency	Operating expense to core earnings (excluding PAA) *(10)	15.83%	15.31%
	Annualized operating expenses as a % of average assets (10)	0.24%	0.24%
	Annualized operating expenses as a % of average equity (10)	1.69%	1.63%

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix.

2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Portfolio-Related Data	Agency mortgage-backed securities	$88,579,097	$90,551,763	$85,889,131	$73,963,998	$72,708,490
	Mortgage servicing rights	596,378	580,860	570,218	605,653	632,166
	Residential credit portfolio (1)	3,230,970	3,187,380	2,706,092	2,619,564	2,778,452
	Commercial real estate investments (2)	4,521,681	4,604,388	5,321,786	5,375,251	5,550,464
	Corporate debt	1,152,745	1,011,275	856,110	773,957	841,265
	Total residential and commercial investments	$98,080,871	$99,935,666	$95,343,337	$83,338,423	$82,510,837
	Total assets	$100,382,233	$101,760,050	$97,574,181	$84,976,578	$84,658,957
	Average TBA position	$12,050,341	$17,509,691	$19,291,834	$14,206,869	$10,655,785
Summary Portfolio Statistics	Residential Investment Securities:					
	% Fixed-rate	91%	90%	89%	86%	85%
	% Adjustable-rate	9%	10%	11%	14%	15%
	Weighted average experienced CPR for the period	8.9%	9.8%	10.3%	10.9%	11.5%
	Weighted average projected long-term CPR at period-end	9.2%	10.4%	10.4%	10.6%	10.0%
	Net premium and discount balance in Residential Investment Securities	$6,063,609	$6,024,347	$5,745,022	$5,164,105	$5,149,099
	Net premium and discount balance as % of stockholders' equity	43.51%	40.53%	40.60%	40.98%	40.74%

(1) Includes consolidated VIEs.
(2) Includes consolidated VIEs and loans held for sale.

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Financing Data	Repurchase agreements	$78,015,431	$77,696,343	$69,430,268	$62,497,400	$62,719,087
	Other secured financing	3,830,075	3,837,528	3,713,256	3,785,543	3,876,150
	Securitized debt of consolidated VIEs	2,904,873	2,971,771	3,357,929	3,438,675	3,477,059
	Participation sold	-	-	-	-	12,760
	Mortgages payable	309,794	309,686	311,886	311,810	311,707
	Total debt	$85,060,173	$84,815,328	$76,813,339	$70,033,428	$70,396,763
	Total liabilities	$86,439,298	$86,888,477	$83,418,963	$72,367,153	$72,011,608
	Cumulative redeemable preferred stock	$1,723,168	$1,720,381	$1,720,381	$1,200,559	$1,200,559
	Common equity[1]	12,214,096	13,145,092	12,428,377	11,401,955	11,439,467
	Total Annaly stockholders' equity	13,937,264	14,865,473	14,148,758	12,602,514	12,640,026
	Non-controlling interests	5,671	6,100	6,460	6,911	7,323
	Total equity	$13,942,935	$14,871,573	$14,155,218	$12,609,425	$12,647,349
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	72	58	65	88	88
	Weighted average rate on repurchase agreements, at period-end	1.83%	1.61%	1.38%	1.38%	1.15%
	Weighted average rate on repurchase agreements, for the quarter	1.64%	1.41%	1.34%	1.25%	1.07%
	Leverage at period-end	6.1x	5.7x	5.4x	5.6x	5.6x
	Economic leverage at period-end	6.5x	6.6x	6.9x	6.4x	6.1x
	Capital ratio at period-end	13.1%	12.9%	12.3%	13.2%	13.8%
	Book value per common share	$10.53	$11.34	$11.42	$11.19	$11.23
	Total common shares outstanding	1,159,657	1,159,585	1,088,084	1,019,028	1,018,971
	Hedge ratio[2]	94%	70%	67%	67%	63%
	Weighted average pay rate on interest rate swaps, at period-end[3]	2.00%	2.22%	2.27%	2.26%	2.25%
	Weighted average receive rate on interest rate swaps, at period-end[3]	2.13%	1.58%	1.35%	1.28%	1.15%
	Weighted average net rate on interest rate swaps, at period-end[3]	(0.13%)	0.64%	0.92%	0.98%	1.10%

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements, other secured financing and to be announced ("TBA") notional outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.
(3) Excludes forward starting swaps. Forward starting swaps represented $8.1 billion of the notional balance as of December 31, 2017; there were no forward starting swaps for any of the other period-end dates.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement		For the quarters ended				
		3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
	Total interest income	$879,487	$745,423	$622,550	$537,426	$587,727
	Total interest expense	367,421	318,711	268,937	222,281	198,425
	Net interest income	$512,066	$426,712	$353,613	$315,145	$389,302
	Total economic interest expense *(1)	$415,581	$392,668	$347,501	$306,533	$287,391
	Economic net interest income *(1)	$463,906	$352,755	$275,049	$230,893	$300,336
	Total interest income (excluding PAA) *	$761,092	$756,790	$662,449	$610,126	$605,597
	Economic net interest income (excluding PAA) *(1)	$345,511	$364,122	$314,948	$303,593	$318,206
	GAAP net income (loss)	$1,327,704	$746,771	$367,315	$14,522	$440,408
	GAAP net income (loss) available (related) to common shareholders (2)	$1,294,034	$714,588	$337,192	($8,849)	$417,038
	GAAP net income (loss) per average common share (2)	$1.12	$0.62	$0.31	($0.01)	$0.41
	Core earnings (excluding PAA) *	$385,272	$386,951	$353,546	$332,601	$335,898
	Core earnings (excluding PAA) available to common shareholders *(2)	$351,506	$354,617	$323,191	$309,128	$312,425
	Core earnings (excluding PAA) per average common share *(2)	$0.30	$0.31	$0.30	$0.30	$0.31
	Core earnings *	$503,667	$375,584	$313,647	$259,901	$318,028
	Core earnings available to common shareholders *(2)	$469,901	$343,250	$283,292	$236,428	$294,555
	Core earnings per average common share *(2)	$0.41	$0.30	$0.26	$0.23	$0.29
	PAA cost (benefit)	($118,395)	$11,367	$39,899	$72,700	$17,870
	PAA cost (benefit) per average common share	($0.11)	$0.01	$0.04	$0.07	$0.02

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and interest expense on interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included interest expense on interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects all interest expense on interest rate swaps, which is reported as Realized gains (losses) on interest rate swaps in the Company's consolidated statements of comprehensive income (loss).

(2) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes, and the quarter ended September 30, 2017 includes, cumulative and undeclared dividends of $8.3 million on the Company's Series F Preferred as of September 30, 2017.

5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

Key Earnings Metrics

	For the quarters ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared (1)	$381,663	$388,511	$348,479	$329,182	$329,164
Annualized GAAP return (loss) on average equity	36.86%	20.58%	10.98%	0.46%	13.97%
Annualized GAAP return (loss) on average equity per unit of economic leverage	5.67%	3.12%	1.59%	0.07%	2.29%
Annualized core return on average equity (excluding PAA) *	10.70%	10.67%	10.57%	10.54%	10.66%
Annualized core return on average equity per unit of economic leverage (excluding PAA) *	1.65%	1.62%	1.53%	1.65%	1.75%
Net interest margin	1.94%	1.47%	1.33%	1.23%	1.47%
Net interest margin (excluding PAA) *	1.52%	1.51%	1.47%	1.53%	1.55%
Average yield on interest earning assets	3.45%	2.97%	2.79%	2.58%	2.74%
Average yield on interest earning assets (excluding PAA) *	2.99%	3.02%	2.97%	2.93%	2.83%
Average cost of interest bearing liabilities (2)	1.90%	1.83%	1.82%	1.74%	1.59%
Net interest spread	1.55%	1.14%	0.97%	0.84%	1.15%
Net interest spread (excluding PAA) *	1.09%	1.19%	1.15%	1.19%	1.24%

* Represents a non-GAAP financial measure.

(1) The quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred stock, which were cumulative and undeclared as of September 30, 2017.

(2) Includes GAAP interest expense and interest expense on interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included interest expense on interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects all interest expense on interest rate swaps, which is reported as Realized gains (losses) on interest rate swaps in the Company's consolidated statements of comprehensive income (loss).

6

Components of Economic Net Interest Income

Unaudited, dollars in thousands

Net Interest Income

	For the quarters ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Interest income:					
Residential Investment Securities	$779,588	$654,387	$540,436	$459,308	$515,910
Residential mortgage loans	15,505	10,750	8,509	7,417	3,864
Commercial investment portfolio	72,457	73,596	67,790	68,153	64,345
Reverse repurchase agreements	11,937	6,690	5,815	2,548	3,608
Total interest income	$879,487	$745,423	$622,550	$537,426	$587,727
Economic interest expense:					
Repurchase agreements	$331,374	$283,909	$237,669	$197,151	$173,090
Interest expense on swaps (1)	48,160	73,957	78,564	84,252	88,966
Securitized debt of consolidated VIEs	15,652	17,405	16,072	11,977	14,850
Participation sold	-	-	-	42	153
Other	20,395	17,397	15,196	13,111	10,332
Total economic interest expense *	$415,581	$392,668	$347,501	$306,533	$287,391
Economic net interest income *	$463,906	$352,755	$275,049	$230,893	$300,336
PAA cost (benefit)	(118,395)	11,367	39,899	72,700	17,870
Economic net interest income (excluding PAA) *	$345,511	$364,122	$314,948	$303,593	$318,206

* Represents a non-GAAP financial measure.

(1) Prior to the quarter ended March 31, 2018, this metric included interest expense on interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects all interest expense on interest rate swaps, which is reported as Realized gains (losses) on interest rate swaps in the Company's consolidated statements of comprehensive income (loss).

7

GAAP Net Income to Core Earnings Reconciliation

Unaudited, dollars in thousands

Core Earnings Reconciliation

	For the quarters ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
GAAP net income (loss)	$1,327,704	$746,771	$367,315	$14,522	$440,408
Less:					
Realized (gains) losses on termination or maturity of interest rate swaps	(834)	160,075	-	58	-
Unrealized (gains) losses on interest rate swaps	(977,285)	(484,447)	(56,854)	177,567	(149,184)
Net (gains) losses on disposal of investments	(13,468)	(7,895)	11,552	5,516	(5,235)
Net (gains) losses on trading assets	47,145	(121,334)	(154,208)	14,423	(319)
Net unrealized (gains) losses on investments measured at fair value through earnings	51,593	12,115	67,492	(16,240)	(23,683)
Transaction expenses(1)	1,519	-	-	-	-
Net (income) loss attributable to noncontrolling interest	96	151	232	102	103
Plus:					
TBA dollar roll income(2)	88,353	89,479	94,326	81,051	69,968
MSR amortization(3)	(21,156)	(19,331)	(16,208)	(17,098)	(14,030)
Core earnings *	503,667	375,584	313,647	259,901	318,028
Less:					
PAA cost (benefit)	(118,395)	11,367	39,899	72,700	17,870
Core earnings (excluding PAA) *	$385,272	$386,951	$353,546	$332,601	$335,898

* Represents a non-GAAP financial measure.

(1) Represents costs incurred in connection with a securitization of residential whole loans.

(2) Represents a component of Net gains (losses) on trading assets.

(3) Represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's mortgage servicing rights ("MSR") portfolio and is reported as a component of Net unrealized gains (losses) on investments measured at fair value.

8

Quarter-Over-Quarter Changes in Key Metrics

Unaudited

		For the quarters ended				
		3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Book Value Rollforward	Book value per common share, beginning of period	$11.34	$11.42	$11.19	$11.23	$11.16
	Net income (loss) available (related) to common stockholders (1)	1.12	0.62	0.32	(0.01)	0.41
	Other comprehensive income (loss) attributable to common stockholders	(1.63)	(0.42)	0.19	0.27	(0.04)
	Common dividends declared	(0.30)	(0.30)	(0.30)	(0.30)	(0.30)
	Issuance of common stock / redemption of preferred stock	0.00	0.02	0.02	0.00	0.00
	Book value per common share, end of period	$10.53	$11.34	$11.42	$11.19	$11.23
Net Interest Margin	Prior quarter net interest margin	1.47%	1.33%	1.23%	1.47%	2.49%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll balances)	0.19%	0.13%	(0.12%)	(0.05%)	0.11%
	Net amortization of premiums	0.37%	0.10%	0.22%	(0.18%)	(0.92%)
	TBA dollar roll income	0.01%	(0.04%)	0.01%	0.04%	(0.11%)
	Interest expense and realized gain (loss) on interest rate swaps	(0.10%)	(0.05%)	(0.01%)	(0.05%)	(0.10%)
	Current quarter net interest margin	1.94%	1.47%	1.33%	1.23%	1.47%
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.51%	1.47%	1.53%	1.55%	1.53%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest-earning assets (including average TBA dollar roll balances)	0.19%	0.13%	(0.12%)	(0.05%)	0.11%
	Net amortization of premiums, excluding PAA	(0.09%)	0.00%	0.06%	0.04%	0.12%
	TBA dollar roll income	0.01%	(0.04%)	0.01%	0.04%	(0.11%)
	Interest expense and related realized gain (loss) on interest rate swaps	(0.10%)	(0.05%)	(0.01%)	(0.05%)	(0.10%)
	Current quarter net interest margin (excluding PAA) *	1.52%	1.51%	1.47%	1.53%	1.55%

* Represents a non-GAAP financial measure.

(1) For book value purposes, the quarter ended December 31, 2017 includes, and the quarter ended September 30, 2017 excludes, $8.3 million of dividends on the Company's Series F Preferred stock, which were cumulative and undeclared as of September 30, 2017.

9

Quarter-Over-Quarter Changes in Key Metrics (cont'd)

Unaudited

Net Interest Spread

	For the quarters ended 3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Prior quarter net interest spread	1.14%	0.97%	0.84%	1.15%	2.28%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.03%	0.02%	0.00%	0.09%	(0.03%)
Net amortization of premiums	0.45%	0.16%	0.21%	(0.25%)	(1.04%)
Average cost of interest bearing liabilities(1)	(0.07%)	(0.01%)	(0.08%)	(0.15%)	(0.06%)
Current quarter net interest spread	1.55%	1.14%	0.97%	0.84%	1.15%

Net Interest Spread (excluding PAA)*

	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Prior quarter net interest spread (excluding PAA) *	1.19%	1.15%	1.19%	1.24%	1.15%
Quarter-over-quarter changes in contribution:					
Coupon on average interest earning assets	0.03%	0.02%	0.00%	0.09%	(0.03%)
Net amortization of premiums, excluding PAA	(0.06%)	0.03%	0.04%	0.01%	0.18%
Average cost of interest bearing liabilities(1)	(0.07%)	(0.01%)	(0.08%)	(0.15%)	(0.06%)
Current quarter net interest spread (excluding PAA) *	1.09%	1.19%	1.15%	1.19%	1.24%

* Represents a non-GAAP financial measure.

(1) Includes GAAP interest expense and interest expense on interest rate swaps. Prior to the quarter ended March 31, 2018, this metric included interest expense on interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects all interest expense on interest rate swaps, which is reported as Realized gains (losses) on interest rate swaps in the Company's consolidated statements of comprehensive income (loss).

10

Quarter-Over-Quarter Changes in Return on Average Equity

Unaudited

		For the quarters ended				
		3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
GAAP Return (Loss) on Average Equity	Prior quarter GAAP return (loss) on average equity	20.58%	10.98%	0.46%	13.97%	57.23%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.83%	1.04%	0.24%	(0.14%)	0.68%
	Net amortization of premiums and accretion of discounts	3.05%	0.90%	1.35%	(1.48%)	(7.02%)
	Interest expense and realized gain (loss) on interest rate swaps	(0.49%)	(0.38%)	(0.58%)	(0.50%)	(0.70%)
	Realized (gains) losses on termination or maturity of interest rate swaps	4.43%	(4.41%)	0.00%	0.00%	1.71%
	Unrealized (gains) / losses on interest rate swaps	13.78%	11.65%	7.32%	(10.36%)	(39.57%)
	Realized and unrealized (gains) / losses on investments and trading assets	(5.59%)	0.98%	2.36%	(1.04%)	1.58%
	Other(1)	0.27%	(0.18%)	(0.17%)	0.01%	0.06%
	Current quarter GAAP return (loss) on average equity	36.86%	20.58%	10.98%	0.46%	13.97%
Core Return on Average Equity (excluding PAA)*	Prior quarter core return on average equity (excluding PAA) *	10.67%	10.57%	10.54%	10.66%	10.13%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.83%	1.04%	0.24%	(0.14%)	0.68%
	Net amortization of premiums (excluding PAA)	(0.56%)	0.02%	0.24%	0.26%	0.93%
	Economic interest expense and other swaps expense	(0.49%)	(0.38%)	(0.58%)	(0.50%)	(0.70%)
	TBA dollar roll income	(0.01%)	(0.35%)	0.25%	0.35%	(0.84%)
	Other(2)	0.26%	(0.23%)	(0.12%)	(0.09%)	0.46%
	Current quarter core return on average equity (excluding PAA) *	10.70%	10.67%	10.57%	10.54%	10.66%

* Represents a non-GAAP financial measure.
(1) Includes other income (loss), general and administrative expenses and income taxes.
(2) Includes other income (loss), MSR amortization (a component of Net unrealized gains (losses) on financial instruments measured at fair value through earnings), general and administrative expenses (excluding transaction related expenses) and income taxes.

11

Residential Investments and TBA Derivative Overview as of March 31, 2018

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)

Weighted Avg. Years to Maturity	Current Face Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$5,226,101	6.6%	3.11%	103.3%	100.4%	9.1%	$5,247,937
20 years	4,345,141	5.5%	3.48%	104.7%	101.7%	9.6%	4,420,844
>=30 years	69,769,183	87.9%	3.82%	106.0%	102.3%	7.7%	71,377,987
Total/Weighted Avg.	$79,340,425	100.0%	3.75%	105.8%	102.1%	7.9%	$81,046,768

TBA Purchase Contracts

Type	Notional Value	% [3]	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$2,585,000	28.9%	3.00%	$2,582,608	$2,583,552
30-year	6,369,000	71.1%	4.04%	6,524,815	6,549,080
Total/Weighted Avg.	$8,954,000	100.0%	3.74%	$9,107,423	$9,132,632

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	% [2]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$5,009,313	78.8%	2.95%	104.9%	103.0%	21.6%	$5,158,169
25 - 40 months	414,212	6.5%	2.78%	103.9%	100.8%	13.7%	417,606
41 - 60 months	175,023	2.8%	2.97%	104.1%	101.0%	14.2%	176,856
61 - 90 months	593,218	9.3%	3.02%	103.4%	100.2%	12.6%	594,322
>90 months	165,412	2.6%	3.00%	102.7%	100.0%	10.9%	165,385
Total/Weighted Avg.	$6,357,178	100.0%	2.95%	104.6%	102.5%	19.8%	$6,512,338

(1) Includes Agency-backed multifamily securities with an estimated fair value of $499.1 million.
(2) Weighted by current face value.
(3) Weighted by notional value.

12

Residential Investments & TBA Derivative Overview as of March 31, 2018 (cont'd)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations

Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$2,746,107	41.3%	3.34%	14.0%	12.2%	7.8%	$336,150
Inverse Interest-only	3,910,023	58.7%	4.29%	23.3%	17.5%	10.1%	683,841
Total/Weighted Avg.	$6,656,130	100.0%	3.90%	19.5%	15.3%	9.2%	$1,019,991

Mortgage Servicing Rights

Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$47,610,887	3.82%	0.24%	24.3	$596,378

Residential Credit Portfolio

Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$579,077	19.5%	5.45%	104.5%	108.6%	$628,942
Alt-A	200,819	5.6%	4.49%	83.5%	89.7%	180,039
Prime	222,366	6.6%	4.53%	89.0%	96.6%	214,828
Subprime	516,223	15.2%	2.97%	85.8%	95.4%	492,506
NPL/RPL	39,286	1.2%	4.21%	99.8%	100.7%	39,572
Prime Jumbo	125,902	3.8%	3.59%	97.4%	96.3%	121,200
Prime Jumbo Interest-only	939,627	0.6%	0.46%	1.5%	1.9%	18,198
Residential Mortgage Loans	1,527,171	47.5%	4.37%	101.4%	100.6%	1,535,685
Total/Weighted Avg.	$4,150,471	100.0%	3.45%			$3,230,970

(1) Weighted by current notional value.
(2) Weighted by estimated fair value.

13

Residential Credit Investments Detail as of March 31, 2018 (1)

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Agency Credit Risk Transfer	$597,336	$-	$597,336	5.33%	1.17%	0.42%	7.70%
Private Label Credit Risk Transfer	31,606	-	31,606	7.68%	4.96%	2.55%	11.68%
Alt-A	180,039	112,359	67,680	4.49%	10.43%	12.33%	9.66%
Prime	214,828	50,039	164,789	4.53%	3.76%	10.11%	12.03%
Subprime	492,506	206,799	285,707	2.97%	11.87%	20.14%	5.33%
Re-Performing Loan Securitizations	31,288	31,288	-	4.09%	43.11%	33.70%	6.57%
Non-Performing Loan Securitizations	8,284	4,833	3,451	4.68%	64.00%	69.71%	6.41%
Prime Jumbo (>=2010 Vintage)	121,200	95,150	26,050	3.59%	14.44%	0.01%	11.26%
Prime Jumbo (>=2010 Vintage) Interest-only	18,198	18,198	-	0.46%	0.00%	0.05%	15.64%
Total	$1,695,285	$518,666	$1,176,619	4.54%	8.04%	10.15%	16.81%

Product	Estimated Fair Value	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only
Agency Credit Risk Transfer	$597,336	$-	$-	$597,336	$-
Private Label Credit Risk Transfer	31,606	-	-	31,606	-
Alt-A	180,039	49,829	103,557	26,653	-
Prime	214,828	116,989	97,839	-	-
Subprime	492,506	-	93,112	399,394	-
Re-Performing Loan Securitizations	31,288	-	31,288	-	-
Non-Performing Loan Securitizations	8,284	-	8,284	-	-
Prime Jumbo (>=2010 Vintage)	121,200	-	121,200	-	-
Prime Jumbo (>=2010 Vintage) Interest-only	18,198	-	-	-	18,198
Total	$1,695,285	$166,818	$455,280	$1,054,989	$18,198

(1) Excludes residential mortgage loans.

14

Commercial Real Estate Overview as of March 31, 2018

Unaudited, dollars in thousands

	GAAP					Non-GAAP	
Mortgage Debt & Preferred Equity Investments	Number of Investments	Book Values (1)	% of Portfolio	Weighted Avg LTV (2) (3)	Weighted Avg Life (years) (4)	Economic Interest(5)	Levered Return(6)
Financeable First Mortgages	16	$681,819	15.1%	70.1%	3.6	$320,902	8.5%
Mezzanine Loan Investments	22	390,487	8.6%	70.2%	3.0	360,275	9.5%
Preferred Equity Investments	1	8,989	0.2%	95.6%	0.7	8,989	11.2%
Commercial Real Estate Debt and Preferred Equity, Held for Investment	**39**	**$1,081,295**	**23.9%**	**70.4%**	**3.3**	**$690,166**	**9.1%**
Securitized Whole Loans	51	$2,695,513	59.7%	68.3%	4.8	$198,103	10.3%
AAA CMBS	8	182,904	4.0%	28.6%	1.2	24,253	10.0%
Credit CMBS	9	81,906	1.8%	55.7%	4.8	57,686	8.5%
Total Commercial Real Estate Debt Investments	**68**	**$2,960,323**	**65.5%**	**65.3%**	**4.6**	**$280,042**	**9.9%**
Total Debt Portfolio	**107**	**$4,041,618**	**89.4%**	**67.7%**	**4.3**	**$970,208**	**9.3%**

Equity Investments	Number of Properties	Book Value	% of Portfolio	Economic Interest(5)	Levered Return(7)
Real Estate Held for Investment	26	$389,679	8.6%	$150,831	9.7%
Investment in Unconsolidated Joint Ventures(8)	27	90,384	2.0%	118,820	9.4%
Total Equity Investments	**53**	**$480,063**	**10.6%**	**$269,651**	**9.6%**
Total	**160**	**$4,521,681**	**100.0%**	**$1,239,859**	**9.4%**

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Weighted Average Coupon
CMBX (9)	$285,000	AAA to BBB-	$276,451	1.7%

(1) Commercial real estate debt and preferred equity, held for investment book values are net of unamortized net origination fees.
(2) Total weighted based on carry value.
(3) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan origination/purchase date or at the time of underwriting.
(4) Maturity dates assume all of the borrowers' extension options are exercised for the commercial real estate debt and preferred equity, held for investment portfolio.
(5) Economic Interest is a non-GAAP measure to include gross asset values less related financings. Equity investments are adjusted to exclude depreciation and amortization.
(6) Levered Return represents the current coupon plus accretion and amortization of origination fees and premium/discount and funding costs over investment economic interest.
(7) Equity levered returns are calculated based on trailing twelve months cash-on-cash returns, updated on a one month lag.
(8) Includes investment in unconsolidated debt fund of $17.7 million and investment in Community Investment Impact Fund of $20.3 million.
(9) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value presented in Net gains (losses) on trading assets.

15

Middle Market Lending Overview as of March 31, 2018

Unaudited, dollars in thousands

Industry Dispersion			
Industry	Fixed Rate	Floating Rate	Total
Aircraft and Parts	$-	$34,797	$34,797
Coating, Engraving and Allied Services	-	63,245	63,245
Computer Programming, Data Processing & Other Computer Related Services	-	209,854	209,854
Drugs	-	38,716	38,716
Electronic Components & Accessories	-	23,961	23,961
Engineering, Architectural, and Surveying		10,647	10,647
Groceries and Related Products	-	14,771	14,771
Grocery Stores	-	23,512	23,512
Home Health Care Services	-	23,660	23,660
Insurance Agents, Brokers and Services	-	28,866	28,866
Management and Public Relations Services	-	140,789	140,789
Medical and Dental Laboratories	-	26,936	26,936
Miscellaneous Business Services	-	19,703	19,703
Miscellaneous Equipment Rental and Leasing	-	49,264	49,264
Miscellaneous Health and Allied Services, not elsewhere classified	-	54,246	54,246
Miscellaneous Nonmetallic Minerals, except Fuels	-	26,056	26,056
Miscellaneous Plastic Products	-	9,920	9,920
Motor Vehicles and Motor Vehicle Equipment	-	17,333	17,333
Motor Vehicles and Motor Vehicle Parts and Supplies	-	23,582	23,582
Offices and Clinics of Doctors of Medicine	-	97,794	97,794
Offices and Clinics of Other Health Practitioners	-	19,872	19,872
Public Warehousing and Storage	-	50,685	50,685
Research, Development and Testing Services	-	33,304	33,304
Schools and Educational Services, not elsewhere classified	-	20,359	20,359
Services Allied with the Exchange of Securities		14,943	14,943
Surgical, Medical, and Dental Instruments and Supplies	-	16,677	16,677
Telephone Communications	-	59,253	59,253
Total	$-	$1,152,745	$1,152,745

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$252,682	21.9%
$20 - $40 million	402,578	34.9%
$40 - $60 million	219,879	19.1%
Greater than $60 million	277,606	24.1%
Total	$1,152,745	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$-	0.0%
One to three years	49,801	4.3%
Three to five years	304,885	26.5%
Greater than five years	798,059	69.2%
Total	$1,152,745	100.0%

Lien Position	Amount	
First lien loans	$664,276	57.6%
Second lien loans	488,469	42.4%
Total	$1,152,745	100.0%

16

Hedging and Liabilities as of March 31, 2018

Unaudited, dollars in thousands

Interest Rate Swaps [1]				
Maturity	Current Notional	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity
0 to 3 years	$38,344,000	1.64%	2.19%	1.77
>3 to 6 years	13,254,550	2.17%	2.12%	4.67
> 6 to 10 years	10,547,000	2.32%	2.02%	8.11
Greater than 10 years	3,826,400	3.65%	1.94%	18.22
Total / Weighted Avg.	$65,971,950	2.00%	2.13%	4.52

Interest Rate Swaptions						
Type	Current Underlying Notional	Weighted Avg. Underlying Pay Rate	Weighted Avg. Underlying Receive Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long	$6,000,000	2.72%	3M LIBOR	10.33	3.88

Futures Positions			
Type	Notional Long Positions	Notional Short Positions	Weighted Avg. Years to Maturity[2]
2-year Swap Equivalent Eurodollar Contracts	-	-	-
U.S. Treasury Futures - 5 year	-	(4,597,400)	4.42
U.S. Treasury Futures - 10 year & Greater	-	(9,154,500)	6.99
Total	-	($13,751,900)	6.13

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$39,527,178	1.76%
30 to 59 days	8,619,507	1.67%
60 to 89 days	10,243,046	1.83%
90 to 119 days	5,381,838	1.64%
Over 120 days[3]	18,073,937	2.19%
Total / Weighted Avg.	$81,845,506	1.84%

	Principal Balance	Weighted Average Rate At Period End	Weighted Average Rate For the Quarter	Days to Maturity [4]
Repurchase agreements	$78,015,431	1.83%	1.64%	72
Other secured financing	3,830,075	2.18%	2.14%	1,022
Securitized debt of consolidated VIEs	2,873,059	2.39%	2.24%	3,348
Mortgages payable	312,500	4.24%	4.32%	2,498
Total indebtedness	$85,031,065			

(1) There were no forward starting swaps as of March 31, 2018.
(2) Weighted average years to maturity for futures positions are based on the U.S. Treasury contracts cheapest to deliver.
(3) Approximately 5% of the total repurchase agreements and other secured financing have a remaining maturity over one year.
(4) Determined based on estimated weighted-average lives of the underlying debt instruments.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2018 and December 31, 2017
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity (1)

	As of March 31, 2018		As of December 31, 2017	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)	Estimated Percentage Change in Portfolio Value(2)	Estimated Change as a % of NAV(2)(3)
(75)	0.3%	2.5%	0.3%	2.1%
(50)	0.3%	2.5%	0.4%	2.6%
(25)	0.2%	1.5%	0.3%	1.9%
25	(0.3%)	(2.0%)	(0.4%)	(2.6%)
50	(0.6%)	(4.4%)	(0.8%)	(5.8%)
75	(0.9%)	(7.2%)	(1.4%)	(9.7%)

MBS Spread Sensitivity (1)

	As of March 31, 2018		As of December 31, 2017	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)	Estimated Change in Portfolio Market Value (2)	Estimated Change as a % of NAV(2)(3)
(25)	1.5%	11.5%	1.6%	11.2%
(15)	0.9%	6.9%	0.9%	6.7%
(5)	0.3%	2.3%	0.3%	2.3%
5	(0.3%)	(2.3%)	(0.3%)	(2.1%)
15	(0.9%)	(6.8%)	(0.9%)	(6.5%)
25	(1.5%)	(11.3%)	(1.5%)	(10.8%)

(1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with inputs from our internal investment professionals. Actual results could differ materially from these estimates.

(2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments.

(3) Net asset value ("NAV") represents book value of common equity.

18

Appendix

20 Endnotes for Page 2 * Represents a non-GAAP financial measure. Core earnings (excluding PAA) per average share, core earnings per average common share, annualized core return on average equity (excluding PAA), net interest margin (excluding PAA), average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and operating expenses to core earnings (excluding PAA) represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including interest income (excluding PAA), economic interest expense, economic net interest income (excluding PAA), core earnings (excluding PAA), core earnings (excluding PAA) available to common shareholders, core earnings, core earnings available to common shareholders and core earnings per average common share. See the section titled “Non-GAAP Reconciliations” in the Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. A reconciliation of GAAP net income (loss) to non-GAAP core earnings and non-GAAP core earnings (excluding PAA) is provided on page 8 of this financial summary. (1) Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes cumulative and undeclared dividends of $8.3 million on the Company’s Series F Preferred stock as of September 30, 2017. (2) Core earnings is defined as net income (loss) excluding gains or losses on disposals of investments and termination or maturity of interest rate swaps, unrealized gains or losses on interest rate swaps and investments measured at fair value through earnings, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, transaction expenses and certain other non-recurring gains or losses, and inclusive of TBA dollar roll income (a component of Net gains (losses) on trading assets) and realized amortization of MSRs (a component of net unrealized gains (losses) on investments measured at fair value through earnings). Core earnings (excluding PAA) excludes the PAA representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. (3) Computed as the sum of repurchase agreements, other secured financing, securitized debt, participation sold and mortgages payable divided by total equity. Securitized debt, participation sold and mortgages payable are non-recourse to the Company. (4) Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Securitized debt, participation sold and mortgages payable are non-recourse to the Company and are excluded from this measure. (5) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of Securitized debt of consolidated VIEs). (6) Comprised of non-Agency MBS, credit risk transfer securities and residential mortgage loans (includes securitized residential mortgage loans of consolidated VIEs). (7) Includes consolidated VIEs. (8) Net interest margin represents the sum of interest income plus TBA dollar roll income less interest expense and realized gains (losses) on interest rate swaps divided by the sum of average Interest Earning Assets plus average TBA contract balances. Net interest margin (excluding PAA) is calculated using the sum of interest income (excluding PAA) plus TBA dollar roll income less interest expense and realized gains (losses) on interest rate swaps divided by the sum of average Interest Earning Assets plus average TBA contract balances. (9) Represents annualized interest income divided by average interest earning assets. Interest earning assets reflects the average amortized cost of our investments during the period. Annualized yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (10) Excludes costs incurred in connection with a securitization of residential whole loans.

Non-GAAP Reconciliations

Unaudited, dollars in thousands

- To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company's results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings, or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company's period-over-period operating performance and business trends, as well as for assessing the Company's performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided below and on the next page. A reconciliation of GAAP net income (loss) to non-GAAP core earnings for the quarters ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, is provided on page 8 of this financial summary.

	For the quarters ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Premium Amortization Reconciliation					
Premium amortization expense	$95,832	$203,951	$220,636	$251,084	$203,634
Less:					
PAA cost (benefit)	(118,395)	11,367	39,899	72,700	17,870
Premium amortization expense (excluding PAA)	$214,227	$192,584	$180,737	$178,384	$185,764
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$879,487	$745,423	$622,550	$537,426	$587,727
PAA cost (benefit)	(118,395)	11,367	39,899	72,700	17,870
Interest Income (excluding PAA) *	$761,092	$756,790	$662,449	$610,126	$605,597
Economic Interest Expense Reconciliation					
GAAP interest expense	$367,421	$318,711	$268,937	$222,281	$198,425
Add:					
Interest expense on interest rate swaps (1)	48,160	73,957	78,564	84,252	88,966
Economic interest expense *(1)	$415,581	$392,668	$347,501	$306,533	$287,391
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$761,092	$756,790	$662,449	$610,126	$605,597
Less:					
Economic interest expense *(1)	415,581	392,668	347,501	306,533	287,391
Economic net interest Income (excluding PAA) *(1)	$345,511	$364,122	$314,948	$303,593	$318,206

* Represents a non-GAAP financial measure.

(1) Prior to the quarter ended March 31, 2018, this metric included interest expense on interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects all interest expense on interest rate swaps, which is reported as Realized gains (losses) on interest rate swaps in the Company's consolidated statements of comprehensive income (loss).

21

Non-GAAP Reconciliations (cont'd)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Economic Metrics (excluding PAA)					
Average interest earning assets	$101,979,042	$100,247,589	$89,253,094	$83,427,268	$85,664,151
Interest income (excluding PAA) *	$761,092	$756,790	$662,449	$610,126	$605,597
Average yield on interest earning assets (excluding PAA) *	2.99%	3.02%	2.97%	2.93%	2.83%
Average interest bearing liabilities	$87,376,452	$85,992,215	$76,382,315	$70,486,779	$72,422,968
Economic interest expense *(1)	$415,581	$392,668	$347,501	$306,533	$287,391
Average cost of interest bearing liabilities (1)	1.90%	1.83%	1.82%	1.74%	1.59%
Economic net interest income (excluding PAA)*(1)	$345,511	$364,122	$314,948	$303,593	$318,206
Net interest spread (excluding PAA) *	1.09%	1.19%	1.15%	1.19%	1.24%
Interest income (excluding PAA) *	$761,092	$756,790	$662,449	$610,126	$605,597
TBA dollar roll income	88,353	89,479	94,326	81,051	69,968
Interest expense	(367,421)	(318,711)	(268,937)	(222,281)	(198,425)
Realized gains (losses) on interest rate swaps (2)	(48,160)	(82,271)	(88,211)	(96,470)	(104,156)
Subtotal	$433,864	$445,287	$399,627	$372,426	$372,984
Average interest earning assets	$101,979,042	$100,247,589	$89,253,094	$83,427,268	$85,664,151
Average TBA contract balances	12,050,341	17,509,691	19,291,834	14,206,869	10,655,785
Subtotal	$114,029,383	$117,757,280	$108,544,928	$97,634,137	$96,319,936
Net interest margin (excluding PAA) *	1.52%	1.51%	1.47%	1.53%	1.55%

* Represents a non-GAAP financial measure.

(1) Prior to the quarter ended March 31, 2018, this metric included interest expense on interest rate swaps used to hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to the Company's hedging portfolio, this metric reflects all interest expense on interest rate swaps, which is reported as Realized gains (losses) on interest rate swaps in the Company's consolidated statements of comprehensive income (loss).

(2) Consists of interest expense on interest rate swaps.

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